UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 14, 2022, Spirit Realty Capital, Inc. (the “Company”), issued (i) a press release reporting its results of operations for the fourth fiscal quarter ended December 31, 2021, a copy of which is attached hereto as Exhibit 99.1, (ii) a supplemental report of financial and operating information of the Company for the fourth fiscal quarter ended December 31, 2021, a copy of which is attached hereto as Exhibit 99.2, and (iii) a Q4 Investor Presentation, a copy of which is attached hereto as Exhibit 99.3.

The information set forth in Item 2.02 and in the attached Exhibits 99.1 and 99.2 is being “furnished” and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 9, 2022, Todd Dunn, a member of the Board of Directors (the “Board”) of Spirit Realty Capital, Inc. (the “Company”) since 2012, notified the Board of his decision not to stand for reelection as a director of the Company. Mr. Dunn’s decision not to stand for reelection was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices. Mr. Dunn’s term will end upon election and qualification of directors at the Company’s 2022 annual meeting of shareholders to be held on May 18, 2022.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Earnings press release, dated February 14, 2022

99.2	Supplemental report of financial and operating information for the quarter ended December 31, 2021

99.3	Q4 2021 Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes Chief Financial Officer and Executive Vice President (Principal Financial Officer)